SCHEDULE 14A INFORMATION

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Be the vote that counts.

FEDERATED HERMES MICHIGAN

INTERMEDIATE MUNICIPAL FUND

FEDERATED HERMES MI INTERM MUNI FUND

2024 Special Meeting

Vote by February 4, 2024

Meeting Date: February 5, 2024

VOTE NOW

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Make your voice heard on critical structural changes such as board elections, investment advisory changes, reorganizations and fund expenses. Be part of shaping tomorrow by voting today!

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